October 19, 2016 EXHIBIT 99.3 Third Quarter 2016 Investor Presentation

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. THIRD QUARTER 2016

3 Today’s presenters THIRD QUARTER 2016 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 35+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 23+ years of Texas banking experience

4 Profitability North Texas Focused • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is home to 20 companies on the 2016 Fortune 500 list • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 Capital Key franchise highlights Record quarterly earnings for Q3 2016 of $27.2 million • Basic GAAP EPS of $0.59 for Q3 2016, $0.61 on core (non-GAAP) basis3 • GAAP return on average assets of 1.33% for Q3 2016, 1.38% on core (non-GAAP) basis3 • Loan growth of $64.2 million for Q3 2016 with 1.1% linked quarter growth4 • Deposit growth of $505.4 million for Q3 2016 with 9.0% linked quarter growth • Core efficiency ratio of 46.0%, improved from 48.2% for Q2 20163 Asset quality Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • NPAs / loans + OREO: 0.94% 4 • NCOs / average loans: 0.51% for Q3 20164 Profitability levered excess capital while maintaining strong capital levels • TCE / TA3: 8.3% • Estimated Tier 1 common risk-based capital5: 8.91% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of 2016Q1) 3 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 4 Excludes Warehouse Purchase Program loans and loans held for sale 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve THIRD QUARTER 2016 – FRANCHISE HIGHLIGHTS

5 Third quarter highlights ($ in millions except for per share data) Quarter ended September 30, 2015 June 30, 2016 September 30, 2016 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 4,688.8 $ 5,693.0 $ 5,757.2 1.1% 22.8 % Total deposits 4,770.1 5,622.7 6,128.1 9.0% 28.5 % Selected profitability data Net interest income $ 61.2 $ 69.4 $ 73.5 5.9% 20.1 % NIM 4.00% 3.79% 3.80% 1bps -20bps Non-interest income $ 11.9 $ 13.7 $ 11.3 (17.8)% (4.8)% Non-interest expense 37.8 39.6 39.7 0.2% 4.9 % Net income 17.9 23.2 27.2 17.2% 52.1 % Core net income2 17.8 23.3 28.1 20.7% 58.1 % Basic EPS 0.39 0.50 0.59 18.0% 51.3 % Core EPS2 0.39 0.50 0.61 22.0% 56.4 % Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ THIRD QUARTER 2016 – QUARTERLY HIGHLIGHTS

6 44.0% 24.0% 7.5% 5.3% 18.2% 1.0% ($ in millions) Commercially focused loan portfolio Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 Gross loans held for investment at September 30, 2016, excluding Warehouse Purchase Program loans, grew $64.2 million, or 1.1%, from June 30, 2016, with $43.1 million of growth in commercial real estate and commercial and industrial loans. As of September 30, 20161 Total Loans HFI1 THIRD QUARTER 2016 – BALANCE SHEET Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067 Originated loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q3 $1,228 $1,691 $2,050 $2,634 $3,667 $5,757 $1,400 Quarterly yield on loans held for investment1: 4.96%

7 • Reserve-based energy portfolio at September 30, 2016 consisted of 52% crude oil reserves and 48% natural gas reserves • At September 30, 2016, 44 reserve- based borrowers and 4 midstream borrowers • $299 million, or 61%, of our outstanding energy loans are backed by private equity firms with significant capital invested and additional equity commitments available Permian Bakken Eagle Ford Ark-La-Tex Mid-Con Energy lending Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2016 – ENERGY LENDING Geographic Concentration of Reserves Texas Panhandle Marcellus Gulf of Mexico Central/Southern Louisiana Other 25% 6% 3% 17%13% 5% 8% 2% 4% 17%

8 2016 2017 2018 2019 60% 48% 18% 61% 56% 25% 7% 78% 86% 73% 96% 88% 78% 60% $3 $3 $3 $3 $65 $55 $56 1 % of engineered PDP volumes Source: Company documents for loans managed by Energy Finance group • Reserve-based loans are almost exclusively first liens, with only a $5 million commitment to a 2nd lien facility at September 30, 2016 • No unsecured commitments/exposure • At September 30, 2016, only $2.8 million in outstanding loans to oil field service companies, of which only $115,000 are rated substandard Energy lending R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2016 – ENERGY LENDING Hedging Percentages at September 30, 2016 compared to June 30, 2016 with September 30, 2016 Weighted Average Prices1 SNC Breakout of Reserve-Based Energy Loans Non-LTXB Led SNC LTXB Led SNC Direct and Other Participations 27% 8%65% June 30, 2016 September 30, 2016 Oil Oil Gas Gas $47

9 Energy lending Source: Company documents Outstanding loan balances and related loan loss reservesSubstandard energy loans R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 The allowance for loan losses allocated to energy loans at September 30, 2016 totaled $16.1 million, or 3.3% of total energy loans (including both reserve-based and midstream), down $5.8 million ($0.12 per share on a pre-tax basis, $0.08 per share after tax) from $21.9 million at June 30, 2016. THIRD QUARTER 2016 – ENERGY LENDING ($ in millions)($ in millions) Energy reserves $4.9 $12.0 $17.4 $21.9 $16.1 Reserve-based Reserve %Midstream Substandard performing Substandard non-performing 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 $8.1 $38.7 $48.1 $81.5 $76.8$36.2 $12.1 $25.2 $26.6 $22.0 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 $431.4 $459.8 $461.1 $489.1 $433.5 $31.1 $64.6 $63.7 $54.8 $53.9 1.1% 2.3% 3.3% 4.0% 3.3%

10 Collateral Mix of Houston Portfolio • Continued low LTV in Houston CRE portfolio - 65% for entire Houston portfolio, 70% for energy corridor only • Low loan price per square foot - energy corridor ranges $73-$126 with average of $100 • Only one Houston area loss since the 2003 inception of CRE lending in Houston, totaling only $34 thousand 37% 26% 34% 3% Office Retail Multifamily Other Commercial Real Estate- Houston Source: Company Documents THIRD QUARTER 2016 – BALANCE SHEET $ in thousands except % data Total Houston CRE Portfolio Energy Corridor (all office) Remainder Houston Portfolio Outstanding Balance at September 30, 2016 $ 464,523 $ 75,974 $ 388,549 % of Houston CRE Portfolio 16% 84% Weighted Average Debt Service Coverage 1.75X 1.65X 1.77X Weighted Average Yield on Debt 11.64% 11.00% 11.78%

11 Total deposits at September 30, 2016 increased by $505.4 million, or 9.0%, from June 30, 2016, with $192.9 million of growth in savings and money market deposits, $140.2 million of growth in non-interest-bearing demand deposits, and $134.7 million of growth in time deposits. Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.39% THIRD QUARTER 2016 – BALANCE SHEET As of September 30, 2016 22.5% 13.8% 39.9% 23.8% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q3 $1,963 $2,178 $2,265 $2,658 $3,599 $6,128 $1,628 1.11% 0.54% 0.43% 0.34% 0.29% 0.39%

12 Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Net interest income for the third quarter of 2016 increased by $4.1 million, or 5.9%, from the linked quarter and $12.3 million, or 20.1%, from the third quarter of 2015. • Net interest margin for the quarter ended September 30, 2016 was 3.80%, a one basis point increase from the second quarter of 2016 and a 20 basis point decrease from the third quarter of 2015. Accretion of purchase accounting fair value adjustments contributed six basis points to the net interest margin for the quarter ended September 30, 2016, compared to seven basis points for the quarter ended June 30, 2016. Accretion contributed 12 basis points for the quarter ended September 30, 2015. THIRD QUARTER 2016 – INCOME STATEMENT Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2015Y 2015 Q3 2016 Q3 $116 $118 $133 $241 $61 $73 3.61% 3.71% 3.78% 4.00% 4.00% 3.80%

13 Disciplined expense management THIRD QUARTER 2016 – INCOME STATEMENT ($ in millions) • Core efficiency ratio improved to 45.95%, compared to 48.17% for the second quarter of 2016 and 51.89% for the third quarter of 2015. • Core non-interest income decreased by $48 thousand from the linked quarter and increased by $1 million year-over-year. Non-interest expense increased by $61 thousand from the second quarter of 2016 and by $1.8 million from the third quarter of 2015. Net interest income Core non-interest income Non-interest expense Core efficiency ratio 2013Y 2014Y 2015Y 2015 Q3 2016 Q3 $118 $133 $241 $61 $73 $21 $21 $45 $12 $13 $88 $87 $150 $38 $40 63.4% 57.0% 52.4% 51.9% 46.0% Note: Core (non-GAAP) non-interest income and core efficiency ratio are adjusted for the impact of one-time gains and losses on assets and security sales, the net gain on the sale of the Company's insurance subsidiary operations, merger and acquisition costs and certain other items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation.

14 Strong asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry THIRD QUARTER 2016 – ASSET QUALITY 2012Y 2013Y 2014Y 2015Y 2016 Q3 1.72% 1.10% 0.91% 0.89% 0.94% 2012Y 2013Y 2014Y 2015Y 2016 Q3 0.17% 0.10% 0.02% 0.09% 0.51%

15 Prudent capital management Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA1 Tier 1 common risk-based2 Tier 1 leverage2 • Profitability levered excess capital while maintaining strong capital levels • In September 2016, the Company reopened its public offering of fixed-to-floating rate subordinated notes due in 2025, the proceeds of which are being used for general corporate purposes, potential strategic acquisitions and investments in the Bank as regulatory capital. $50 million was issued in the September 2016 reopening, bringing the total amount of subordinated notes issued to $125.0 million. THIRD QUARTER 2016 – CAPITAL 2012Y 2013Y 2014Y 2015Y 2016 Q3 13.5% 14.7% 13.0% 8.3% 8.3% 2012Y 2013Y 2014Y 2015Y 2016 Q3 21.7% 18.2% 15.1% 9.6% 8.9% 2012Y 2013Y 2014Y 2015Y 2016 Q3 14.0% 15.7% 13.9% 9.5% 8.7%

16 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management resulting in strong asset quality Capital ratios remain strong; provides dry powder for robust organic growth THIRD QUARTER 2016 – INVESTMENT HIGHLIGHTS

17 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain strong asset quality Strategic capital deployment THIRD QUARTER 2016 – LOOKING AHEAD

18 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. THIRD QUARTER 2016 – OUR VISION

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarters Ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$27,084	$23,114	$21,954	$16,336	$17,768
Distributed and undistributed earnings to participating securities [1]	133	103	128	110	127
Net (gain) on sale of insurance subsidiary operations	–	(39)	–	–	–
One-time (gain) loss on assets	(68)	155	(2,184)	(133)	(130)
(Gain) loss on sale of available for sale securities	2	(42)	–	(11)	16
Loss on sale of FHA loan portfolio	969	–	–	–	–
Core (non-GAAP) net income	$28,120	$23,291	$19,898	$16,302	$17,781
Average shares for basic earnings per share	46,227,734	46,135,999	46,024,250	45,939,817	45,862,840
GAAP basic earnings per share	$0.59	$0.50	$0.48	$0.36	$0.39
Core (non-GAAP) basic earnings per share	$0.61	$0.50	$0.43	$0.35	$0.39
Average shares for diluted earnings per share	46,546,532	46,352,141	46,152,301	46,267,956	46,188,461
GAAP diluted earnings per share	$0.58	$0.50	$0.48	$0.35	$0.38
Core (non-GAAP) diluted earnings per share	$0.60	$0.50	$0.43	$0.35	$0.38

	At or For the Years Ended				
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
GAAP net income available to common shareholders [1]	$70,382	$30,942	$31,294	$35,135	$26,205
Distributed and undistributed earnings to participating securities [1]	534	336	394	106	123
Merger and acquisition costs	1,009	7,071	431	2,683	306
Costs relating to sale of VPM	–	-	-	84	-
One-time payroll and severance costs	–	234	436	777	-
One-time (gain) loss on assets	149	319	(574)	(1,353)	(497)
Goodwill impairment	–	-	-	532	176
(Gain) loss on sale of available for sale securities	(132)	-	115	(659)	(4,074)
Core (non-GAAP) net income	$71,942	$38,902	$32,096	$37,305	$22,239
Average shares for basic earnings per share	45,847,284	37,919,065	37,589,548	35,879,704	32,219,841
GAAP basic earnings per share	$1.54	$0.82	$0.83	$0.98	$0.81
Core (non-GAAP) basic earnings per share	$1.57	$1.03	$0.85	$1.04	$0.69
Average shares for diluted earnings per share	46,125,447	38,162,094	37,744,786	35,998,345	32,283,107
GAAP diluted earnings per share	$1.53	$0.81	$0.83	$0.98	$0.81
Core (non-GAAP) diluted earnings per share	$1.56	$1.02	$0.85	$1.04	$0.69

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

20

LegacyTexas Financial Group, Inc.™

21 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $11,277 $13,722 $14,655 $11,593 $11,851 Net (gain) on sale of insurance subsidiary operations — (1,181) — — — One-time (gain) loss on assets (105) 238 (3,360) (205) (200) (Gain) loss on sale of available for sale securities 3 (65) — (17) 25 Loss on sale of FHA loan portfolio 1,491 — — — — Core (non-GAAP) non-interest income $12,666 $12,714 $11,295 $11,371 $11,676 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $39,674 $39,613 $37,542 $39,043 $37,827 Net interest income plus non-interest income 84,757 83,076 80,006 75,335 73,039 Efficiency ratio- GAAP basis 46.81% 47.68% 46.92% 51.83% 51.79% Core (non-GAAP) efficiency ratio: GAAP non-interest expense $39,674 $39,613 $37,542 $39,043 $37,827 Less: Amortization of core deposit intangible (86) (86) (106) (112) (139) Non-interest expense- as adjusted $39,588 $39,527 $37,436 $38,931 $37,688 GAAP non-interest income $11,277 $13,722 $14,655 $11,593 $11,851 Adjustments to non-interest income: Net (gain) on sale of insurance subsidiary operations — (1,181) — — — One-time (gain) loss on assets (105) 238 (3,360) (205) (200) (Gain) loss on sale of available for sale securities 3 (65) — (17) 25 Loss on sale of FHA loan portfolio 1,491 — — — — (Gain) loss on purchased credit impaired loans (7) (8) (132) (10) (174) (Gain) loss on foreclosed assets 7 2 (49) (19) (56) Non-interest income- as adjusted $12,666 $12,708 $11,114 $11,342 $11,446 Net interest income plus adjusted non-interest income 86,146 82,062 76,465 75,084 72,634 Efficiency ratio- core (non-GAAP) basis 45.95% 48.17% 48.96% 51.85% 51.89%

22 Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarters Ended September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 (Dollars in thousands, except per share amounts) Total shareholders' equity $866,845 $843,304 $823,052 $804,076 $792,637 Less: Goodwill (178,559) (178,559) (180,776) (180,776) (180,632) Less: Identifiable intangible assets, net (752) (838) (924) (1,030) (1,142) Total tangible shareholders' equity $687,534 $663,907 $641,352 $622,270 $610,863 Shares outstanding at end of period 47,773,160 47,670,440 47,645,826 47,645,826 47,640,193 Book value per share- GAAP $18.15 $17.69 $17.27 $16.88 $16.64 Tangible book value per share- Non-GAAP $14.39 $13.93 $13.46 $13.06 $12.82 Calculation of Tangible Equity to Tangible Assets: Total assets $8,440,010 $8,057,005 $7,562,126 $7,691,940 $6,878,843 Less: Goodwill (178,559) (178,559) (180,776) (180,776) (180,632) Less: Identifiable intangible assets, net (752) (838) (924) (1,030) (1,142) Total tangible assets $8,260,699 $7,877,608 $7,380,426 $7,510,134 $6,697,069 Equity to assets- GAAP 10.27% 10.47% 10.88% 10.45% 11.52% Tangible equity to tangible assets- Non-GAAP 8.32% 8.43% 8.69% 8.29% 9.12% At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 Total shareholders' equity $568,223 $544,460 $520,871 $406,309 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible shareholders' equity $537,760 $513,571 $489,568 $405,071 Shares outstanding at end of period 40,014,851 39,938,816 39,612,911 33,700,399 Book value per share- GAAP $14.20 $13.63 $13.15 $12.06 Tangible book value per share- Non-GAAP $13.44 $12.86 $12.36 $12.02 Calculation of Tangible Equity to Tangible Assets: Total assets $4,164,114 $3,525,232 $3,663,058 $3,180,578 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible assets $4,133,651 $3,494.343 $3,631.755 $3,179,340 Equity to assets- GAAP 13.65% 15.44% 14.22% 12.77% Tangible equity to tangible assets- Non-GAAP 13.01% 14.70% 13.48% 12.74%

23 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) (unaudited) Net income $ 27,217 $ 23,217 $ 22,082 $ 16,446 $ 17,895 Core (non-GAAP) net income 28,120 23,291 19,898 16,302 17,781 Average total equity 860,142 835,752 818,538 800,411 786,056 Average total assets 8,176,612 7,739,015 7,157,259 6,891,210 6,532,738 Return on average common shareholders' equity 12.66% 11.11% 10.79% 8.22% 9.11% Core (non-GAAP) return on average common shareholders' equity 13.08 11.15 9.72 8.15 9.05 Return on average assets 1.33 1.20 1.23 0.95 1.10 Core (non-GAAP) return on average assets 1.38 1.20 1.11 0.95 1.09